Exhibit 99.2 INVESTOR MARKET UPDATE APRIL 2, 2020

CAUTIONARY STATEMENT This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects, capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs and rate base or customer growth) and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about the performance of Enable Midstream Partners, LP (“Enable”), including reductions to distributions on its common units and the amount thereof, our targeted reduction to our quarterly common stock dividend, 2020 capital spending and 2020 O&M expense, our utility earnings contribution and utility earnings payout ratio, the impact of COVID-19, our transition to become core utility focused, including the percentage of earnings therefrom and CAGR growth, our proposed sales of Infrastructure Services and Energy Services, regulatory actions, our credit quality, among other statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable’s performance and ability to pay distributions and other factors described in CenterPoint Energy’s Form 10-K for the year ended December 31, 2019 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Certain Factors Affecting Future Earnings” and in other filings with the SEC by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. A portion of slide 3 is derived from Enable’s press release dated April 1, 2020. The information in this slide is included for informational purposes only. The content has not been verified by us, and we assume no liability for the same. You should consider Enable’s investor materials in the context of its SEC filings and its entire investor presentation, which is available at http://investors.enablemidstream.com. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. 2

REDUCTION TO ANNUAL CASH DISTRIBUTION FROM MIDSTREAM INVESTMENTS • Enable Midstream Partners, LP (Enable) announced a reduction to its annual LP common unit distributions • Enable’s 50% reduction in distributions results in approximately $155 million of lower annualized cash flow to CNP relative to CNP’s 2020 financial plan of ~$310 million in distributions described on the Q4 earnings call • To adjust for the reduction in cash flow and strengthen its financial position, CNP expects to take the following measures intended to maintain solid investment grade credit quality: – Targeted reduction in CNP’s quarterly common stock dividend from $0.2900 per share(1) to $0.1500 per share(1), targeting approximately 50% - 55% utility earnings payout ratio – Approximately $40 million target reduction in 2020 O&M expense(2) – Approximately $300 million(3) reduction in anticipated 2020 utility capital investment from $2.6 billion to $2.3 billion; CNP will continue to target 5-year total capital investment of approximately $13 billion Note: Refer to Enable’s press release dated April 1, 2020 for further detail. (1) Representative of a targeted reduction to CenterPoint Energy’s common stock dividend, as the Board of Directors have not formally declared a common stock dividend as of the date of this presentation (2) Inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding certain merger costs, utility costs to achieve, severance and amounts with revenue offsets 3 (3) Deferrals by business unit are estimated at the following levels: Houston Electric - $120 - $130 million; Indiana Electric Integrated - $12 - $13 million; Natural Gas Distribution - $150 million; Other - $15 million

DISCIPLINED O&M MANAGEMENT • Accelerated action on key O&M management initiatives seeking to realize incremental targeted savings of ~$40 million in 2020 Utility O&M Management(1) Key O&M Management Initiatives ($40) ➢ Continued systematic review of operating areas to reduce O&M by aligning work activities with core utilities and optimizing organizational design $1,500 $1,460 ➢ Seek to drive O&M savings from $ in millions in $ increased process improvements, workforce planning and strategic alignment 2020E Utility O&M Incremental O&M Revised 2020E per Q4'19 earnings call reduction in 2020 Utility O&M ➢ Use of data analytics to streamline decision making across all functional areas Note: Refer to slide 2 for information on forward-looking statements 4 (1) Inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding certain merger costs, utility costs to achieve, severance and amounts with revenue offsets

UTILITY CAPITAL INVESTMENT DEFERRAL Reduce 2020 utility capital investment from $2.6B to $2.3B Continue to target ~$13B of total capital to be invested over next 5 years 2021E – 2024E Incremental capital opportunity Redeploy deferred 2020 capital of $0.3B(1) $2.8 $2.6 $2.7 $2.5 $2.6 (1) ($0.3) $2.3 $ in billions in $ 2020E per Delay of Revised 2020E 2021E 2022E 2023E 2024E Q4'19 earnings call 2020E capital Note: Amounts include allowance for funds used during construction and exclude Energy Services and Infrastructure Services 5 (1) Deferrals by business unit are estimated at the following levels: Houston Electric - $120 - $130 million; Indiana Electric Integrated - $12 - $13 million; Natural Gas Distribution - $150 million; Other - $15 million

COMMON STOCK DIVIDEND REBALANCE Target approximately 50% - 55% payout ratio relative to utility earnings ($0.56) ~48% annualized reduction(1) $1.16 annualized $0.60 annualized Previous annualized Reduction to Revised annualized common stock dividend common stock dividend common stock dividend Common Stock Dividend per share 6 Note: Refer to slide 2 for information on forward-looking statements (1) Representative of a targeted reduction to CenterPoint Energy’s common stock dividend, as the Board of Directors have not formally declared a common stock dividend as of the date of this presentation

PRUDENT AND APPROPRIATE ACTIONS STRENGTHEN FINANCIAL POSITION $40 million $300 million ~48% Incremental O&M Deferral of utility Reduction to common reductions capital investment stock dividend(1) • Planned actions above and increased earnings contribution from utilities are expected to strengthen CenterPoint Energy’s financial position and improve credit quality, which will also provide multi-year flexibility as to the timing and total amount of equity issuances • Company will evaluate market and economic conditions, including the potential impacts of COVID-19, and will remain opportunistic as it assesses equity needs 7 Note: Refer to slide 2 for information on forward-looking statements (1) Representative of a targeted reduction to CenterPoint Energy’s common stock dividend, as the Board of Directors have not formally declared a common stock dividend as of the date of this presentation

CENTERPOINT'S CONTINUED TRANSITION
TO MORE UTILITY FOCUSED STRATEGY

CenterPoint Energy

2018A(1)
Announced acquisition of Vectren


70%
Utility(1)

- Regulated utility across 8 states serving over ~7M customers
- Vectren added scale with $4B rate base and 1.1M customers

2020E(2)
Vectren utilities and sale of Energy Services / Infrastructure Services


87%
Utility(2)

- Pure play gas LDC and T&D utility driven purchase
- ~$15B rate base, 96% regulated gas LDC / T&D[3]
- Enhanced credit quality post sale[4]

2022E(2)
Core utility focus


97%
Utility(2)

- ~$19B[5] rate base driven by robust 7.5%[6] compound annual rate base growth
- Core utility business approaching 100% earnings contribution

(1) Calculated as a combined total of operating income and Midstream Investments equity earnings, where operating income excludes Houston Electric transition and system restoration bonds, Energy Services mark-to-market gains and losses as well as certain merger-related expenses
(2) Calculated as the relative earnings contribution of both Utility Operations and Midstream Investments.
(3) Based on 2019E Electric T&D, Electric Generation and Natural Gas Distribution rate base as calculated by the individual jurisdictions
(4) Specifically CenterPoint Energy and CERC
(5) Based on 2022E Electric T&D, Electric Generation and Natural Gas Distribution rate base as calculated by the individual jurisdictions
(6) For the period 2020E through 2024E

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AREAS OF STRATEGIC FOCUS

CenterPoint Energy

Lower-risk T&D and Gas LDC

- 96%[1] of rate base from lower-risk Gas LDC and electric T&D utility asset bases
- Premium utilities earning their allowed ROEs

Scale Utility Operations

- Total rate base: $15B[1]
- Serve over 7M[4] customers
- Diversified across 8 states

7.5%[5] Rate Base CAGR

- $13B[6] regulated capital investment plan
- Investments supported by attractive capital recycling from Enable cash flow


CenterPoint Energy

Top Quartile Customer Growth and Low Customer Rates

- Electric customer growth of 2.0%[2] and gas of 1.2%[3], both above the national average
- Electric T&D[2] and natural gas distribution customer rates below peers

Disciplined O&M Control

- Focus on O&M creates rate headroom and drives earnings growth and shareholder value creation

Investment Grade Credit Metrics

- Continued focus on strengthening the balance sheet and maintaining strong credit quality across our utilities

Note:
(1) Based on 2019E Electric T&D, Electric Generation and Natural Gas Distribution rate base as calculated by the individual jurisdictions
(2) Houston Electric service territory customer growth rate from 2019 versus 2018
(3) Exclusive of jurisdictions acquired through the merger, customer growth rate from 2019 versus 2018
(4) As of December 31, 2019
(5) Based off 2019E through 2024E Electric T&D, Electric Generation and Natural Gas Distribution rate base as calculated by the individual jurisdictions
(6) For the period 2020E through 2024E

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APPENDIX 10

PANDEMIC UPDATE • The COVID-19 pandemic poses safety, economic and financial challenges throughout the United States – CenterPoint maintains liquidity via our $5.1 billion credit facilities, utility cash flow and commercial paper programs – CenterPoint has engaged with regulators and industry partners to respond to the pandemic, supporting the company’s financial position and safety of our employees and communities • In response to COVID-19, CenterPoint has reviewed business continuity plans for the entire enterprise – Non-essential personnel are working from home and performing daily functions remotely – Essential personnel are practicing social distancing, rotational shifts and alternative work facilities – Back up control centers have been established as appropriate 11

TEXAS ELECTRIC REGULATORY UPDATE • The PUCT approved an accounting order approving a regulatory asset for Houston Electric’s incremental expenses associated with COVID-19 – The amount of carrying costs and the period of recovery will be addressed in a future proceeding – Constructive precedent for use in other jurisdictions • Retail Electric Provider reimbursement program for residential customers was also approved – Program will provide a DNP moratorium for qualified residential customers, subject to third party verification – Initial rate set to recover ~$2.5 million/month; PUCT expressed willingness to address a revised rate as needed – Company will receive an interest-free loan from ERCOT to help address regulatory lag – Program is temporary, lasting initially for 6 months but extension will be revisited at a future open meeting – Company will still process DNP for customers not participating in the program which includes non-residential customers Note: Refer to slide 2 for information on forward-looking statements; PUCT – Public Utility Commission of Texas; DNP – Disconnect for non-pay; ERCOT – Electric Reliability Council of Texas 12